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                                                                  EXHIBIT 10.79




            BOMBARDIER REGIONAL AIRCRAFT DIVISION PURCHASE AGREEMENT

         B95-7701-PA-299 BETWEEN BOMBARDIER INC.AND MESA AIRLINES, INC.






                          Relating to the Purchase of
                  Twenty-five (25)de Havilland DHC-8 aircraft


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                               TABLE OF CONTENTS



ARTICLE
- -------
                  1        INTERPRETATION
                  2        SUBJECT MATTER OF SALE
                  3        CUSTOMER SUPPORT SERVICES AND WARRANTY
                  4        PRICE
                  5        PAYMENT
                  6        DELIVERY PROGRAM
                  7        BUYER INFORMATION
                  8        CERTIFICATION FOR EXPORT
                  9        ACCEPTANCE PROCEDURE
                  10       TITLE AND RISK
                  11       CHANGES
                  12       BUYER'S REPRESENTATIVES AT MANUFACTURE SITE
                  13       EXCUSABLE DELAY
                  14       NON-EXCUSABLE DELAY
                  15       LOSS OR DAMAGE
                  16       TERMINATION
                  17       NOTICES
                  18       INDEMNITY AGAINST PATENT INFRINGEMENT
                  19       [CONFIDENTIAL PORTION DELETED]
                  20       ASSIGNMENT
                  21       SUCCESSORS
                  22       APPLICABLE LAWS
                  23       CONFIDENTIAL NATURE OF AGREEMENT
                  24       AGREEMENT

                  APPENDIX
                  --------
                  I        ECONOMIC ADJUSTMENT FORMULA
                  II       DELIVERY SCHEDULE
                  III      SPECIFICATION
                  IV       BUYER SELECTED OPTIONAL FEATURES
                  V        ESTIMATED AIRCRAFT DELIVERY PRICES

                  EXHIBIT
                  -------
                  I        CERTIFICATE OF ACCEPTANCE
                  II       BILL OF SALE
                  III      CERTIFICATE OF RECEIPT OF AIRCRAFT
                  IV       CHANGE ORDER




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This Agreement is made on the 24th day of March, 1995.

BY AND BETWEEN:       BOMBARDIER  INC., a Canadian  Corporation  represented  by its  BOMBARDIER  REGIONAL AIRCRAFT  DIVISION  (BRAD)
                      having  an  office  at  Garratt  Boulevard,   Downsview,
                      Ontario, Canada.

                      Unless the context requires otherwise, references made herein to BRAD herein also include de Havilland Inc.and its subsidiaries and Canadair Division,

                      (collectively "BRAD")

AND:                  MESA AIRLINES, INC.
                      2325 East 30th
                      Farmington, New Mexico
                      U.S.A. 87401

                      ("Buyer")

WHEREAS de Havilland Inc., an affiliate of BRAD, is engaged in the manufacture of the Dash-8 aircraft products; and BRAD has been created for the purpose of providing marketing, sales and customer support services for the de Havilland Dash-8 aircraft and related products;

WHEREAS Buyer desires to purchase twenty-five (25) Aircraft, (as later defined), and related data, documents, and services according to this Agreement, (as later defined), and BRAD desires to arrange he sale of such Aircraft, data, documents and services to Buyer,

NOW THEREFORE, in consideration of the mutual covenants herein contained, Buyer and BRAD agree as follows:

ARTICLE 1.        INTERPRETATION

1.1 The recitals above have been inserted for convenience only and do not form part of the Agreement.

1.2 The headings of the Articles of this Agreement are included for convenience only and shall not be used in the construction and interpretation of this Agreement.

1.3   In  this  Agreement,   unless  otherwise  expressly  provided,  the
      singular  includes  the  plural  and vice-versa.


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1.4       In this Agreement the following expressions shall, unless otherwise expressly provided, mean:

          a. "Acceptance Period" shall have the meaning attributed to it in Article 9.3;

          b.      "Acceptance Date" shall have the meaning attributed to it in
                  Article 9.7.(a);

          c. "Agreement" means this Agreement, including its Exhibits, Annexes, Appendices and Letter Agreements, if any, attached hereto (each of which is incorporated in the Agreement by this reference), as they may be amended pursuant to the provisions of the Agreement;

          d.      "Aircraft" shall have the meaning attributed to it in Article
                  2.1;

          e. "Aircraft Purchase Price" shall have the meaning attributed to it in Article 4.2;

          f.      "BFE"  shall have the meaning attributed to it in Article
                  11.1;

          g.      "Delivery Date" shall have the meaning attributed to it in
                  Article 9.7.(c);

          h.      "DOT"  shall have the meaning attributed to it in Article 8.1;

          i.      "Excusable Delay" shall have the meaning attributed to it in
                  Article 13.1;

          j.      "FAA"  shall have the meaning attributed to it in Article 8.1;

          k.      "Notice" shall have the meaning attributed to it in Article
                  17.1;

          l.      "Permitted Change" shall have the meaning attributed to it in
                  Article 11.2;

          m.      "Readiness Date" shall have the meaning attributed to it in
                  Article 9.1;

          n. "Regulatory Change" shall have the meaning attributed to it in Article 8.4;

          o.      "Specification" shall have the meaning attributed to it in
                  Article 2.1; and

          p.      "Taxes" shall have the meaning attributed to it in Article
                  4.3.

1.5       All dollar amounts in this Agreement are in United States Dollars.



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ARTICLE 2 - SUBJECT MATTER OF SALE

2.1 Subject to the provisions of this Agreement, BRAD will sell and Buyer will purchase twenty-five (25) de Havilland Dash-8 aircraft manufactured pursuant to specification no. DS8-200, dated February 1994, as that specification may be modified from time to time in accordance with this Agreement (the "Specification"), as supplemented by the Buyer selected optional features ("Buyer Selected Optional Features") set forth in Appendix IV hereto (collectively the "Aircraft). The Specification is incorporated by reference as Appendix III hereto.

ARTICLE 3 - CUSTOMER SUPPORT SERVICES AND WARRANTY

(a) BRAD shall provide to Buyer the Customer Support Services pursuant to the provisions of letter agreement MJR-009.

(b) BRAD shall provide to Buyer the warranty and the service life policy described in letter agreement MJR-009 which shall be the exclusive warranty applicable to the Aircraft.

(c)      Unless expressly stated otherwise, the services referred to in (a) and
         (b) above are incidental to the sale of the Aircraft and are included in the Aircraft Purchase Price.

ARTICLE 4  -  PRICE

4.1.1 The base price for each of the Aircraft (excluding Buyer Selected Optional Features), flyaway BRAD's facilities in Downsview, Ontario, is [CONFIDENTIAL PORTION DELETED]

4.1.2 The base price of the Buyer Selected Optional Features is One Hundred and [CONFIDENTIAL PORTION DELETED]

4.2.1 The price of the Aircraft (the "Aircraft Purchase Price") shall be [CONFIDENTIAL PORTION DELETED], adjusted to the Delivery Date to reflect economic fluctuations during the period from February 1, 1995 to the Delivery Date of each Aircraft. Such adjustments shall be based on the formula attached as Appendix I.

4.2.2 As the Aircraft Purchase Price cannot be established at this time due to the effect of price escalation, an estimated delivery price has been established for the Aircraft pursuant to Appendix I (the "Estimated Delivery Price"). However, these prices are not to exceed the prices set out in the such Appendix I which are based on a maximum [CONFIDENTIAL PORTION DELETED] per year.

4.3 The Aircraft Purchase Price does not include any taxes, fees or duties including, but not limited to, sales, use, value added (including the Canadian Goods and Services Tax), personal property, gross receipts, franchise, excise taxes, assessments or duties, (hereafter "Taxes") which are or may be imposed by law upon BRAD, any affiliate of BRAD, Buyer or the Aircraft whether or not there is an obligation for BRAD to collect same from Buyer, by any taxing authority or jurisdiction occasioned by, relating to or as a result of the sale, lease, delivery, storage, use or other consumption of any Aircraft, BFE or any other matter, good or service provided under or in connection with this Agreement. According to current legislation, Canadian taxes, duties and Goods and Services Tax are not applicable to aircraft sold and immediately exported from Canada.

4.4 If any Taxes (other than Canadian income taxes charged on the income of BRAD) are imposed upon Buyer or become due or are to be collected from BRAD by any taxing


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         authority, that may result from execution of this Agreement,
         [CONFIDENTIAL PORTION DELETED], as the case may be, [CONFIDENTIAL PORTION DELETED],. However, [CONFIDENTIAL PORTION DELETED]

4.5 Upon BRAD's request, Buyer shall execute and deliver to BRAD any documents that BRAD deems necessary or desirable in connection with any exemption from or reduction of or the contestation of or the defence against any imposition of Taxes.

ARTICLE 5  -  PAYMENT

5.1 Buyer shall make payment or cause payment to be made for each Aircraft based on the provisions set forth in letter Agreement B95-7701-MJR-004 which forms part of the present Agreement.

5.2 Subject to the provisions of Article 9.9 hereof, should Buyer fail to make any of the aforementioned payments on or before the stipulated date and Buyer does not correct the default [CONFIDENTIAL PORTION DELETED]. BRAD shall have the option (but not the obligation) [CONFIDENTIAL PORTION DELETED] should Buyer make arrangements satisfactory to BRAD [CONFIDENTIAL PORTION DELETED]

5.3 Buyer shall pay BRAD [CONFIDENTIAL PORTION DELETED] the day prior to receipt of payment, [CONFIDENTIAL PORTION DELETED].

5.4 Buyer shall make all payments due under this Agreement in immediately available United States Dollars by deposit on or before the due date to BRAD's account at:

                 Morgan Guarantee Trust Co.
                 New York, New York, United States of America
                 ABA # 021000238

                 To pay:
                 Canadian Imperial Bank of Commerce
                 Head Office
                 Toronto, Ontario, Canada
                 Account # 64101470

                 For the credit of the beneficiary bank:
                 Canadian Imperial Bank of Commerce
                 Main Branch Transit # 00002
                 Toronto, Ontario, Canada
                 Account # 64101470

                 For the further credit of the beneficiary:
                 de Havilland Inc.
                 Account # 03-51717

5.5 All other amounts due with respect to each Aircraft shall be paid on or prior to the Delivery Date of the respective Aircraft.

5.6 All payments provided for under this Agreement shall be made so as to be received in [CONFIDENTIAL PORTION DELETED] by BRAD on the dates stipulated herein.

5.7 BRAD shall remain the exclusive owner of the Aircraft, free and clear of all rights, liens, charges or encumbrances, until such time as all payments referred to in this Article 5 have been made.



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ARTICLE 6  -  DELIVERY PROGRAM

6.1 The Aircraft shall be offered for acceptance to Buyer at BRAD's facility in Toronto, Ontario during the months set forth in Appendix II attached hereto (the "Scheduled Delivery Dates").

ARTICLE 7  -  BUYER INFORMATION

7.1 During the manufacture of the Aircraft, Buyer shall provide to BRAD on or before the date required by BRAD, all information as BRAD may reasonably request to manufacture the Aircraft including, without limitation, the selection of furnishings, internal and external colour schemes.

         Within sixty (60) days of signing this Agreement, Buyer shall:

         (a) Provide BRAD with an external paint scheme agreed on by the parties;

         (b)    select interior colours (from BRAD's standard colours);and

         (c) Provide to BRAD, on drawings which will be forwarded to Buyer, language translations for interior and exterior Aircraft labels.

         Failure of Buyer to comply with these requirements may result in an increase in price, a delay in delivery of the Aircraft, or both.

7.2 On or before execution of this Agreement Buyer shall notify BRAD in writing of the BFE (if any) that Buyer wishes to have incorporated into each Aircraft. Buyer shall also provide details of:

                a.  weights and dimensions of the BFE;

                b. test equipment or special tools required to incorporate the BFE; and

                c.  any other information BRAD may reasonably require.

         Within one hundred and twenty (120) calendar days thereafter, BRAD shall advise Buyer of its acceptance or rejection of the BFE and of the dates by which each item of BFE is required by BRAD. If required the parties hereto shall execute a Change Order in accordance with Article
         9.1 to cover those BFE accepted by BRAD.

7.3 The BFE accepted by BRAD pursuant to this Article shall be incorporated in the manufacturing process of the Aircraft subject to the following conditions:

             a. Title to the BFE shall remain at all times with Buyer and risk of loss of the BFE shall remain at all times with Buyer except for damages caused by BRAD's gross negligence.

                b. The BFE must be received F.O.B. BRAD's plant or such other place as BRAD may designate, no later than the date agreed upon between Buyer and BRAD, free and clear of any taxes, duties, licenses, charges, liens or other similar claims;

                c.  The BFE shall meet:

                            1)      the standards of quality of BRAD, and


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                            2)      the requirements of the applicable
                                    airworthiness certification agency;

                d. The BFE shall be delivered to BRAD in good condition and ready for immediate incorporation into the Aircraft. BRAD shall, upon receipt, inspect the BFE as to quantity and apparent defects and inform Buyer of any discrepancies and the required corrective actions to be taken;

                    e.     [CONFIDENTIAL PORTION DELETED]

                           Buyer shall also furnish information necessary for its proper storage, fitment, servicing, maintenance and operation and availability of test equipment or special tools;

                    f.     [CONFIDENTIAL PORTION DELETED]

7.4 If at any time between receipt of the BFE by BRAD and the Delivery Date, it is determined by BRAD that an item of BFE supplied does not meet the standards and requirements described above or its fitment, integration and testing in the Aircraft or Aircraft systems create delays in the manufacturing or certification process, then such BFE may be removed and replaced by other BFE or by BRAD's equipment. [CONFIDENTIAL PORTION DELETED].

7.5 In the event that the Scheduled Delivery Date is delayed due to any delay caused by Buyer's failure to:


                a.    deliver, or have BFE delivered by the date required;

                b. ensure satisfactory design, suitability, use or operation of the BFE;

                c.    furnish or obtain applicable BFE data;

                d. perform any adjusting, calibrating, retesting or updating of BFE;

                e. furnish or obtain any approvals in compliance with the provisions of this Article; or

                f.    comply with the conditions of this Article.

BRAD agrees to discuss with Buyer on the steps to be taken to minimize, cure, eliminate or work around the delay [CONFIDENTIAL PORTION DELETED]

7.6 Should there be a delay caused by an event to which reference is made in Article 13.0 in connection with the BFE and if such delay cannot reasonably be minimized, cured, eliminated or worked around by agreement of the parties, [CONFIDENTIAL PORTION DELETED]

7.7 If this Agreement is terminated in whole or in part in accordance with the provisions thereof BRAD may elect to, by written notice to Buyer, either:

                    a. purchase the BFE ordered by Buyer and/or received by BRAD at the invoice price paid by Buyer; or


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

                    b. return the BFE to Buyer FOB BRAD's plant, or such other place that BRAD may designate.

ARTICLE 8  -  CERTIFICATION

8.1 BRAD has obtained from Transport Canada, the Canadian Department of Transportation ("DOT"), a DOT Type Approval (Transport Category) and will obtain from the Federal Aviation Administration of the United States ("FAA") an FAA Type Certificate for the type of aircraft purchased under this Agreement.

8.2 BRAD shall provide to Buyer a DOT Certificate of Airworthiness For Export (Transport Category) on or before the Delivery Date.

8.3 BRAD shall not be obligated to obtain any other certificates or approvals as part of this Agreement. The obtaining of any import licence or authority required to import or operate the Aircraft into any country outside of Canada shall be the responsibility of Buyer. BRAD shall, to the extent permitted by law, and with Buyer's assistance, seek the issuance of a Canadian export licence to enable Buyer to export the Aircraft from Canada subject to prevailing export control regulations in effect on the Delivery Date.

8.4 If any addition or change to, or modification or testing of the Aircraft is required by any law or governmental regulation or requirement or interpretation thereof by any governmental agency having jurisdiction in order to meet the requirements of Article 8.2, (a "Regulatory Change") such Regulatory Change shall be made to the Aircraft prior to Delivery Date, or at such other time after the Delivery Date as the parties may agree upon.

8.5 The Regulatory Change shall be made without additional charge to Buyer unless such Regulatory Change is:

         (a) necessary to comply with any requirement of the United States, the country of import, which varies from or is in addition to its requirements in effect on the date hereof for the issuance of a Certificate of Airworthiness, in which case Buyer shall pay BRAD's reasonable charges for such Regulatory Change, or

         (b) required by any governmental law or regulations or interpretation thereof promulgated by DOT or the FAA which is effective subsequent to the date of this Agreement but before the Delivery Date and is applicable to all aircraft in general or to all aircraft of the same category as the Aircraft, in which case Buyer shall pay BRAD's reasonable charges for such Regulatory Change incorporated in any such Aircraft.

8.6 If delivery of the Aircraft is delayed by the incorporation of any Regulatory Change, such delay shall be an Excusable Delay within the meaning of Article 13.



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8.7      BRAD shall issue a Change Order, reflecting any Regulatory Change required to be made under this Article 8, which shall set forth in detail the particular changes to be made and the effect, if any, of such changes on design, guaranteed performance, weight, balance, time of delivery, Base Price and estimated Purchase Price. Any Change Orders issued pursuant to this Article shall be effective and binding upon the date of BRAD's transmittal of such Change Order.

8.8 If the use of any of the certificates identified in this Article 8 are discontinued during the performance of this Agreement, reference to such discontinued certificate shall be deemed a reference to any other certificate or instrument which corresponds to such certificate or, if there should not be any such other certificate or instrument, then BRAD shall be deemed to have complied with such discontinued Certificate(s) upon demonstrating that the Aircraft complies substantially with the Specification.

ARTICLE 9  -  ACCEPTANCE PROCEDURE

9.1.1 BRAD shall give Buyer at least thirty (30) days advance notice, by facsimile or telegraphic communication or other expeditious means, of the projected date of readiness of each Aircraft for inspection and delivery.

9.1.2 BRAD shall give Buyer at least ten (10) working days advance notice, by facsimile or telegraphic communication or other expeditious means, of the date on which an Aircraft will be ready for Buyer's inspection, flight test and acceptance (the "Readiness Date").

9.2 Within two (2) days following receipt by Buyer of the notice of Readiness Date Buyer shall:

              (a) provide notice to BRAD as to the source and method of payment of the balance of the Aircraft Purchase Price;

              (b) identify to BRAD the names of Buyer's representatives who will participate in the inspection and/or acceptance flight and Aircraft acceptance and provide evidence of the authority of the designated persons to execute the Certificate of Acceptance and other delivery documents on behalf of Buyer.

9.3 Buyer shall have three (3) consecutive working days commencing on the Readiness Date in which to complete said inspection and acceptance flight (such three (3) working day period being the "Acceptance Period").

9.4 Up to four (4) representatives of Buyer may participate in Buyer's inspection of the Aircraft and two (2) representatives of Buyer may participate in the acceptance flight . BRAD shall, if requested by Buyer, perform an acceptance flight of not less than one (1) and not more than three (3) hours duration. Ground inspection and acceptance flight shall be conducted in accordance with BRAD's acceptance procedures (a copy of which shall be provided to Buyer at least 30 days prior to the

         Scheduled Delivery Date of the Aircraft hereunder) and at BRAD's expense. BRAD shall retain care, custody and control over the Aircraft.

9.5 If no Aircraft defect or discrepancy is revealed during the inspection and/or flight test, Buyer shall accept the Aircraft, on or before the last day of the Acceptance Period in accordance with the provisions of this Article 9.7.

9.6 If any defect or discrepancy in the Aircraft is revealed by Buyer's ground inspection and/or flight test, the defect or discrepancy will promptly be corrected by BRAD, at no cost to Buyer,


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         which correction may occur during or after the Acceptance Period depending on the nature of the defect or discrepancy and of the time required for correction. To the extent necessary to verify such correction, BRAD shall perform one (1) or more further acceptance flights.

9.7 Upon completion of the ground inspection and acceptance flight of the Aircraft and correction of any defects or discrepancies:

             (a) Buyer will sign a Certificate of Acceptance (in the form of Exhibit I hereto) for the Aircraft. Execution of the Certificate of Acceptance by or on behalf of Buyer shall be evidence of and Buyer will be deemed to have examined the Aircraft and found it in accordance with the provisions of this Agreement. The date of signature of the Certificate of Acceptance shall be the "Acceptance Date";

             (b) BRAD will supply a DOT Certificate of Airworthiness for Export and

             (c) Buyer shall pay BRAD the balance of the Aircraft Purchase Price and any other amounts due, at which time BRAD shall cause a bill of sale to be issued (in the form of Exhibit II hereto) passing to Buyer good title to the Aircraft free and clear of all liens, claims, charges and encumbrances except for those liens, charges or encumbrances created by or claimed through Buyer (the "Bill of Sale"). The date on which BRAD delivers the Bill of Sale and Buyer takes delivery of the Aircraft shall be the "Delivery Date".

Delivery of the Aircraft shall be evidenced by the execution of the Bill of Sale and of the Certificate of Receipt of Aircraft (in the form of Exhibit III hereto).

9.8      Provided  that BRAD has met all of its  obligations  under this
         Article  9,  should  Buyer  [CONFIDENTIAL PORTION DELETED]

9.9 Buyer shall promptly, upon demand, [CONFIDENTIAL PORTION DELETED] Provided that BRAD has met all of its obligations under this Article 9, should Buyer not accept, pay for and/or take delivery of any one of the Aircraft [CONFIDENTIAL PORTION DELETED], make arrangements satisfactory to BRAD to accept delivery and provide payment for all amounts owing or to become due pursuant to this Agreement.

ARTICLE 10  -  TITLE AND RISK

10.1 Title to the Aircraft passes to Buyer when BRAD presents the Bill of Sale to Buyer on the Delivery Date. Except as provided in Article 9.7
         (c), risk of loss of or damage to the Aircraft passes to Buyer on the Delivery Date.

10.2 If, after transfer of title on the Delivery Date, the Aircraft remains in or is returned to the care, custody or control of BRAD, Buyer shall retain risk of loss of, or damage to the Aircraft and for itself and on behalf of its insurer(s) hereby waives and renounces to, and releases BRAD and any of BRAD's affiliates from any claim whether direct, indirect or by way of subrogation for damages to or loss of the Aircraft arising out of, or related to, or by reason of such care, custody or control.


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


ARTICLE 11  -  CHANGES

11.1 Other than a Permitted Change as described in Article 11.2, or a Regulatory Change as described in Articles 8.4 and 8.5, any change to this Agreement (including without limitation the Specification) or any features or Buyer Furnished Equipment ("BFE"), if any, changing the Aircraft from that described in the Specification attached hereto, requested by Buyer, and as may be mutually agreed upon by the parties hereto, shall be made using a change order ("Change Order") substantially in the format of Exhibit IV hereto. Should Buyer request a change, BRAD shall advise Buyer of the effect, if any, of such change request on:

                (a)  the Scheduled Delivery Date;

                (b) the price and payment terms applicable to the Change Order; and

                (c) any other material provisions of this Agreement which will be affected by the Change Order.

         Such Change Order shall become effective and binding on the parties hereto when signed by a duly authorized representative of each party.

11.2 BRAD, prior to the Delivery Date and without a Change Order or Buyer's consent, may:

         (a) substitute the kind, type or source of any material, part, accessory or equipment with any other material, part, accessory or equipment of like, equivalent or better kind or type; or

         (b) make such change or modification to the Specification as it deems appropriate to:

                    1) improve the Aircraft, its maintainability or appearance, or

                    2)    to prevent delays in manufacture or delivery, or

                    3) to meet the requirements of Articles 2 and 8, other than for a Regulatory Change to which the provisions of Articles 8.4 and 8.5 shall apply,

         provided that such substitution, change or modification shall not affect the Aircraft Purchase Price or materially affect the Scheduled Delivery Date, interchangeability or replaceability of spare parts or performance characteristics of the Aircraft. Any change made in accordance with the provisions of this Article 11.2 shall be deemed to be a "Permitted Change" and the cost thereof shall be borne by BRAD.

ARTICLE 12  -  BUYER'S REPRESENTATIVES AT MANUFACTURE SITE

12.1 From time to time, commencing with the date of this Agreement and ending with the Delivery Date of the last Aircraft purchased hereunder, BRAD shall furnish, without charge, office space at BRAD's facility for one (1) representative of Buyer. Buyer shall be responsible for all expenses of its representative and shall notify BRAD at least thirty
         (30) calendar days prior to the first scheduled visit of such representative and three (3) days for each subsequent visit.

12.2 BRAD's and BRAD's affiliates facilities shall be accessible to Buyer's representative during normal working hours. Buyer's representative shall have the right to periodically observe the work at BRAD's or BRAD's affiliates' facilities where the work is being carried out provided there shall be no disruption in the performance of the work.


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

12.3 BRAD shall advise Buyer's representative of BRAD's or BRAD's affiliates' rules and regulations applicable at the facilities being visited and Buyer's representative shall conform to such rules and regulations.

12.4 At any time prior to delivery of the Aircraft, Buyer's representative may request, in writing, correction of parts or materials which they reasonably believe are not in accordance with the Specification. BRAD shall provide a written response to any such request. Communication between Buyer's representative and BRAD shall be solely through BRAD's Contract Department or its designate.

12.5     [CONFIDENTIAL PORTION DELETED]

ARTICLE 13  -  EXCUSABLE DELAY

13.1 In the event of a delay on the part of BRAD in the performance of its obligations or responsibilities under the provisions of this Agreement due directly or indirectly to a cause which is beyond the reasonable control or without the fault or negligence of BRAD (an "Excusable Delay"), BRAD shall not be liable for, nor be deemed to be in default under this Agreement on account of such delay in delivery of the Aircraft or other performance hereunder and the time fixed or required for the performance of any obligation or responsibility in this Agreement shall be extended for a period equal to the period during which any such cause or the effect thereof persist. Excusable Delay shall include, without limitation, delays occasioned by the following causes:

         (a)    force majeure or acts of God;

         (b) war, warlike operations, act of the enemy, armed aggression, civil commotion, insurrection, riot or embargo;

         (c) fire, explosion, earthquake, lightning, flood, draught, windstorm or other action of the elements or other catastrophic or serious accidents;

         (d)    epidemic or quarantine restrictions;

         (e)    any  legislation,   act,  order,  directive  or  regulation  of
                any  governmental  or  other  duly constituted authority;

         (f) strikes, lock-out, walk-out, and/or other labour troubles causing cessation, slow-down or interruption of work;

         (g) lack or shortage or delay in delivery of supplies, materials, accessories, equipment, tools or parts;

         (h) delay or failure of carriers, subcontractors or suppliers for any reason whatsoever; or

         (i) delay in obtaining any airworthiness approval or certificate, or any equivalent approval or certification, by reason of any law or governmental order, directive or regulation or any change thereto, or interpretation thereof, by a governmental agency, the effective date of which is subsequent to the date of this Agreement, or by reason of any change or addition made by BRAD or its affiliates or requested by a governmental agency to the compliance program of BRAD or of its affiliate, or any part thereof, as same may have been approved by DOT, or change to the interpretation thereof to obtain any such airworthiness approval or certificate.

13.2 (a) If BRAD concludes, based on its appraisal of the facts and normal scheduling procedures, that due to Excusable Delay delivery of any Aircraft will be delayed for more than nine (9) months after the originally Scheduled Delivery Date or any revised date agreed to in writing by the parties, BRAD shall promptly notify Buyer in writing and either party may then terminate this Agreement with respect to such Aircraft by giving written notice to the other within fifteen (15) days after receipt by Buyer of BRAD's notice.

               (b) If, due to Excusable Delay, delivery of any Aircraft is delayed for more than twelve (12) months after the Scheduled Delivery Date, either party may terminate this Agreement with respect to such Aircraft by giving written notice to the other within fifteen (15) days after the expiration of such twelve (12) month period.

13.3 Termination under Article 13.2 shall discharge all obligations and liabilities of Buyer and BRAD hereunder with respect to such delayed Aircraft and all related undelivered items and services, except that BRAD shall promptly repay to Buyer, and BRAD's sole liability and responsibility shall be limited to the repayment to Buyer, of all advance payments for such Aircraft received by BRAD [CONFIDENTIAL PORTION DELETED], less any amount due by Buyer to BRAD.

13.4 The termination rights set forth in Article 13.2 are in substitution for any and all other rights of termination or contract lapse arising by operation of law in connection with Excusable Delays.

ARTICLE 14  -  NON-EXCUSABLE DELAY

14.1     If delivery of the Aircraft is delayed by causes not excused under
         Article 13.1 (a "Non-Excusable Delay"), BRAD shall pay Buyer, [CONFIDENTIAL PORTION DELETED] of Non-Excusable Delay in excess of a grace period of [CONFIDENTIAL PORTION DELETED], to a [CONFIDENTIAL PORTION DELETED] of [CONFIDENTIAL PORTION DELETED] for any such delayed Aircraft.

14.2     [CONFIDENTIAL PORTION DELETED]

14.3 Any right Buyer might otherwise have to refuse to accept delivery of an Aircraft when offered by BRAD for inspection and acceptance following a Non-Excusable Delay [CONFIDENTIAL PORTION DELETED]Buyer will not have the right to refuse to take delivery of any Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non-Excusable Delay for such Aircraft [CONFIDENTIAL PORTION DELETED]. If BRAD has not offered such Aircraft for inspection and acceptance during the Non-Excusable Delay Period, Buyer may [CONFIDENTIAL PORTION DELETED]. If, no such notice having been given, BRAD offers such Aircraft for inspection and acceptance after the Non-Excusable Delay Period and Buyer refuses to take delivery of such Aircraft because of Non-Excusable Delay, [CONFIDENTIAL PORTION DELETED],the [CONFIDENTIAL PORTION DELETED] calculated under Article 14.1 to the date of termination. In addition BRAD shall promptly repay to Buyer all advance payments for such Aircraft [CONFIDENTIAL PORTION DELETED]

ARTICLE 15  -  LOSS OR DAMAGE

15.1 In the event that prior to the Delivery Date of any of the Aircraft, the Aircraft is lost, destroyed or damaged beyond repair due to any cause, BRAD shall promptly notify Buyer in writing. Such notice shall specify the earliest date reasonably possible, consistent with BRAD's other contractual commitments and production schedule, by which BRAD estimates it would be able to deliver a replacement for the lost, destroyed or damaged Aircraft. This Agreement shall automatically terminate as to such Aircraft unless Buyer gives BRAD written notice, within thirty (30) days of BRAD's notice, that Buyer desires a replacement for such Aircraft. If Buyer gives such notice to BRAD, the parties shall execute an amendment to this Agreement which shall set forth the Delivery Date for such replacement aircraft and corresponding new replacement Aircraft Purchase Price; provided, however, that nothing herein shall obligate BRAD to manufacture and deliver such replacement aircraft if it would require the reactivation or acceleration of its production line for the model of aircraft purchased hereunder. The terms and conditions of this Agreement applicable to the replaced Aircraft shall apply to the replacement aircraft.

15.2 In the event that one of the first seven Aircraft is lost or damaged, as per this section, Buyer may nonetheless return the Dash 8 Series 300 aircraft leased from BRAD as per the scheduled delivery, and thus advance in sequence the one-for one trade-in obligation.

ARTICLE 16  -  TERMINATION

16.1 This Agreement may be terminated, in whole or in part, with respect to any or all of the Aircraft before the Delivery Date by BRAD or Buyer by notice of termination to the other party upon the occurrence of any of the following events:

                   (a) a party makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts or generally does not pay its debts as they become due; or

                   (b) a receiver or trustee is appointed for a party or for substantially all of such party's assets and, if appointed without such party's consent, such appointment is not discharged or stayed within thirty
                           (30) calendar days thereafter; or

                   (c) proceedings or action under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against a party, and, if contested by such party, are not dismissed or stayed within thirty (30) calendar days thereafter; or

                     (d)    [CONFIDENTIAL PORTION DELETED]

16.2 In addition, this Agreement may be terminated, in whole or in part, before the Delivery Date with respect to any or all undelivered
         Aircraft:

         (a)    as otherwise provided in this Agreement; or

         (b) if Buyer is in default or breach of any material term or condition of this Agreement and Buyer does not cure such default or breach within forty-five (45) calendar days after receipt of notice from BRAD specifying such default or breach.

16.3 Buyer may terminate this Agreement, in whole or in part, before the Delivery Date, with respect to any undelivered Aircraft, if BRAD is in default or breach of any material term or condition of this Agreement and such breach remains uncured for a period of forty-five (45) calendar days following receipt of a notice from Buyer specifying the nature of default or breach.

16.4     In case of termination of this Agreement by BRAD pursuant to Articles
         16.1 or 16.2:

         (a) all rights (including property rights), if any, which Buyer may have or may have had in or to this Agreement or any or all of the undelivered Aircraft shall become null and void with immediate effect;

         (b) all rights (including property rights and the right to sell the Aircraft to another party, if any) in and to any or all of the undelivered Aircraft shall be vested with BRAD free and clear of any ownership or title rights, if any, liens, charges or encumbrances; and

         (c) all amounts paid by Buyer shall be retained by BRAD and, with respect to the applicable undelivered Aircraft, shall be applied against the costs, expenses, losses and damages incurred by

                BRAD as a result of Buyer's default and/or the termination of this Agreement. Buyer hereby acknowledges and recognizes that BRAD shall have all rights permitted by law to recover from Buyer such costs, expenses, losses and damages and, in any event, such costs, expenses, losses and damages will aggregate not less than the amount retained by BRAD pursuant to this
                Article 16.4 (c).

16.5 Subject to Article 14.1, in the event of termination of this Agreement by Buyer, Buyer's sole rights, remedies and recourses against BRAD and BRAD's obligations to Buyer shall be limited to [CONFIDENTIAL PORTION DELETED]

ARTICLE 17  -  NOTICES

17.1 Any notice, request, approval, permission, consent or other communication ("Notice"), to be given or required under this Agreement shall be provided in writing, by registered mail, facsimile, courier, telegraphic or other electronic communication providing reasonable proof of transmission, except that no notice shall be sent by mail if disruption of postal service exists or is threatened either in the country of origin or of destination, by the party giving the Notice and shall be addressed as follows:

         (a)    Notice to BRAD shall be addressed to:

                         Bombardier Inc.
                         Bombardier Regional Aircraft Division Garratt Boulevard Downsview, Ontario Canada M3K 1Y5
                         Attention: Walter A. Galloway, Director, Contracts
                         Telex:      06-22128
                         Facsimile:  (416) 375-4533

         (b)    Notice to Buyer shall be addressed to:

                         Attention: Mr. Larry Risley, Chairman
                         Mesa Airlines, Inc.
                         2325 East 30th
                         Farmington, New Mexico
                         U.S.A. 87401
                         Facsimile: 505-326-4485

17.2 Notice given in accordance with Article 17.1 shall be deemed sufficiently given to and received by the addressees:

         (a) if delivered by hand, on the day when the same shall have been so delivered; or

         (b) if mailed or sent by courier on the day indicated on the corresponding acknowledgement of receipt; or

         (c) if sent by telex or facsimile on the day indicated by the acknowledgement or the answer back of the receiver in provable form.

ARTICLE 18  -  INDEMNITY AGAINST PATENT INFRINGEMENT

18.1 In the case of any actual or alleged infringement of any Canadian or United States patent or, subject to the conditions and exceptions set forth below, any patent issued under the laws of any other country in which Buyer from time to time may lawfully operate the Aircraft ("Other Patents"), by the Aircraft, or by any system, accessory, equipment or part installed in such Aircraft at the time title to such Aircraft passes to Buyer, BRAD shall indemnify, protect and hold harmless Buyer from and against all claims, suits, actions, liabilities, damages and costs resulting from the infringement, excluding any incidental or consequential damages (which include without limitation loss of revenue or loss of profit) and BRAD shall, at its option and expense:

              (a) procure for Buyer the right under such patent to use such system, accessory, equipment or part; or

              (b) replace such system, accessory, equipment or part with one of the similar nature and quality that is non-infringing; or

              (c) modify such system, accessory, equipment or part to make same non-infringing in a manner such as to keep it otherwise in compliance with the requirements of this Agreement.

         BRAD's obligation hereunder shall extend to Other Patents only if from the time of design of the Aircraft, system, accessory, equipment or part until the alleged infringement claims are resolved:

              (a) such other country and the country in which the Aircraft is permanently registered have ratified and adhered to and are at the time of the actual or alleged infringement contracting parties to the Chicago Convention on International Civil Aviation of December 7, 1944 and are fully entitled to all benefits of Article 27 thereof; and

              (b) such other country and the country of registration shall each have been a party to the International Convention for the Protection of Industrial Property (Paris Convention) or have enacted patent laws which recognize and give adequate protection to inventions made by the nationals of other countries which have ratified, adhered to and are contracting parties to either of the forgoing conventions.

18.2 The foregoing indemnity does not apply to BFE, or to avionics, engines or any system, accessory, equipment or part that was not manufactured to BRAD's detailed design or to any system, accessory, equipment or part manufactured by a third party to BRAD's detailed design without BRAD's authorization.

18.3 Buyer's remedy and BRAD's obligation and liability under this Article are conditional upon (i) Buyer giving BRAD written notice within ten
         (10) days after Buyer receives notice of a suit or action against Buyer alleging infringement or within twenty (20) days after Buyer receives any other written claim of infringement (ii) Buyer uses reasonable efforts in full cooperation with BRAD to reduce or mitigate any such expenses, damages, costs or royalties involved, and (iii) Buyer furnishes promptly to BRAD all data, papers and records in its possession or control necessary or useful to resist and defend against such claim or suit. BRAD may at its option conduct negotiations with any party claiming infringement and may intervene in any suit or action. Whether or not BRAD intervenes, BRAD shall be entitled at any stage of the proceedings to assume or control the defence. Buyer's remedy and BRAD's obligation and liability are further conditional judgment upon BRAD's prior approval of Buyer's payment or assumption of any liabilities, expenses, damages, royalties or costs for which BRAD may be held liable or responsible for.

18.4 THE INDEMNITY, OBLIGATIONS AND LIABILITIES OF BRAD AND REMEDIES OF BUYER SET OUT IN THIS ARTICLE ARE EXCLUSIVE AND ACCEPTED BY BUYER TO BE IN LIEU OF AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITIES OF BRAD AND OF ITS AFFILIATES AND ALL OTHER RIGHTS, REMEDIES AND CLAIMS, INCLUDING CLAIMS FOR DAMAGES, DIRECT, INCIDENTAL OR CONSEQUENTIAL, OF BUYER AGAINST BRAD AND ITS AFFILIATES EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT BY THE AIRCRAFT OR ANY INSTALLED SYSTEM, ACCESSORY, EQUIPMENT OR PART.

ARTICLE 19   [CONFIDENTIAL PORTION DELETED]

19.1     [CONFIDENTIAL PORTION DELETED]

19.2     [CONFIDENTIAL PORTION DELETED]

19.3 BUYER AND BRAD AGREE THAT THIS AGREEMENT, HAS BEEN THE SUBJECT OF DISCUSSION AND NEGOTIATION AND IS FULLY UNDERSTOOD BY THE PARTIES HERETO AND THAT THE PRICE OF THE AIRCRAFT AND THE OTHER MUTUAL AGREEMENTS OF THE PARTIES SET FORTH HEREIN WERE ARRIVED AT IN CONSIDERATION OF THE PROVISIONS CONTAINED IN ARTICLE 19.2.

19.4 LETTER AGREEMENT MJR-009 EXCLUSIVELY SETS FORTH BRAD's POST DELIVERY OBLIGATIONS WITH RESPECT TO ANY NON-CONFORMANCE OF THE AIRCRAFT WITH THE SPECIFICATION OR ANY DEFECT IN THE AIRCRAFT.

         EXCEPT AS SET FORTH IN SIDE LETTERS MJR-006, MJR-007 , MJR-008 AND MJR-009 THERE ARE NO UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS OR WARRANTIES, EXPRESS OR IMPLIED, BETWEEN THE PARTIES WITH RESPECT TO ANY NON-CONFORMANCE OF THE AIRCRAFT WITH THE SPECIFICATION, OR ANY DEFECT IN THE AIRCRAFT, OR ANY DEFECT IN ANY OTHER THING DELIVERED UNDER THIS AGREEMENT.

19.5     [CONFIDENTIAL PORTION DELETED]


ARTICLE 20  -  ASSIGNMENT

20.1 Either party may assign, sell, transfer or dispose of (in whole or in part) any of its rights and obligations hereunder to a wholly owned subsidiary or affiliate provided that there is no increase to the liability and/or responsibility of the non-assigning party and that the assigning party remains jointly and severally liable with any assignee for the performance of its obligation under this Agreement.

20.2 Except as provided in Article 20.1, Buyer shall not assign, sell, transfer or dispose of (in whole or in part) any of its rights or obligations hereunder without BRAD's prior written consent, such consent not to be unreasonably withheld. In the event of such assignment, sale, transfer or disposition Buyer shall remain jointly and severally liable with any assignee for the performance of all and any of Buyer's obligations under this Agreement and BRAD reserves the right to amend one or more of the terms and conditions of this Agreement.

20.3 Notwithstanding Article 20.2 above, Buyer may assign, after transfer of title of the Aircraft, its rights under the Agreement to a third party purchaser of any one of the Aircraft, provided said third party acknowledges in writing to be bound by the applicable terms and conditions of this Agreement, including but not limited to the provisions and limitations as detailed Annex A, Customer Support Services, Annex B, Warranty and Service Life Policy and of the provisions and limitations in Limitation of Liability as defined in
         Article 19 hereof and Indemnity Against Patent Infringement as defined in Article 18 hereof and any other on-going obligations of Buyer, which shall apply to it to the same extent as if said third party was Buyer hereunder and provided that there is no increase to the liability and/or responsibility of BRAD and provided Buyer shall remain jointly and severally liable with the assignee for the performance of any and all of Buyer's obligations under this Agreement.

20.4 BRAD may assign any of its rights to receive money hereunder without the prior consent of Buyer.

20.5 Notwithstanding the other provisions of this Article 20, BRAD shall, at Buyer's cost and expense, if so requested in writing by Buyer take any action reasonably required for the purpose of causing any of the Aircraft to be subjected (i) to, after the Delivery Date, an equipment trust, conditional sale or lien, or (ii) to another arrangement for the financing of the Aircraft by Buyer, providing, however, there shall be no increase to the liability and/or responsibility of BRAD arising through such financing and provided Buyer shall remain jointly and severally liable with the assignee for the performance of any and all of Buyer's obligations under this Agreement.

ARTICLE 21  -  SUCCESSORS

         This Agreement shall inure to the benefit of and be binding upon each of BRAD and Buyer and their respective successors.

ARTICLE 22  -  APPLICABLE LAWS

22.1 THIS AGREEMENT SHALL BE SUBJECT TO AND CONSTRUED IN ACCORDANCE WITH AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY THE DOMESTIC LAWS OF THE STATE OF NEW YORK, U.S.A., EXCLUDING THE CHOICE OF LAW RULES, AND THE PARTIES HAVE AGREED THAT THE APPLICATION OF THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS IS HEREBY EXCLUDED.

22.2 BRAD's obligations under this Agreement shall be subject to and apply only to the extent permitted by applicable laws, regulations, directives and/or orders regarding export controls.

ARTICLE 23  -  CONFIDENTIAL NATURE OF AGREEMENT

23.1 This Agreement is confidential between the parties and shall not, without the prior written consent of the other party, be disclosed by either party in whole or in part to any other person or body except as may be necessary for either party to carry out its obligations under this Agreement and fulfill its obligations under the applicable securities laws governing each party. The parties shall however only disclose those parts of the agreement which are expressly required by such securities laws..

23.2 Except as may be reasonably required for the normal operation, maintenance, overhaul and repair of the Aircraft, Buyer shall hold confidential all technical data and information supplied by or on behalf of BRAD. Buyer shall not reproduce any technical data or information or divulge the same to any third party without the prior written consent of BRAD.

23.3 Either party may announce the signing of this Agreement by means of a notice to the press provided that the content and date of the notice has been agreed to by the other party.

ARTICLE 24  -  AGREEMENT

24.1 This Agreement and the matters referred to herein constitute the entire Agreement between BRAD and Buyer and supersede and cancel all prior representations, brochures, alleged warranties, statements, negotiations, undertakings, letters, memorandum of Agreement, acceptances, agreements, understandings, contracts and communications, whether oral or written, between BRAD and Buyer or their respective agents, with respect to or in connection with the subject matter of this Agreement and no agreement or understanding varying the terms and conditions hereof shall be binding on either BRAD or Buyer hereto unless an amendment to this Agreement is issued and duly signed by their respective authorized representatives pursuant to the provisions of this Article hereof. All Appendices, Exhibits and Annexes referred to herein and attached hereto are made part of this Agreement by reference. In the event of any inconsistencies between this Agreement and any of the Appendices, Exhibits and Annexes or other documents referred to herein, the provisions of this Agreement shall prevail.

24.2 If any of the provisions of this Agreement are for any reason declared by judgement of a court of competent jurisdiction to be unenforceable or ineffective, those provisions shall be deemed severable from the other provisions of this Agreement and the remainder of this Agreement shall remain in full force and effect.

24.3 THE OBLIGATIONS AND LIABILITIES OF BRAD, INCLUDING THE WARRANTY AND SERVICE LIFE POLICY ATTACHED [CONFIDENTIAL PORTION DELETED], HAVE BEEN EXPRESSED, DISCUSSED, UNDERSTOOD AND AGREED TO BETWEEN BUYER AND BRAD IN CONSIDERATION OF THE PURCHASE PRICE OF THE AIRCRAFT AND OTHER PROVISIONS OF THIS AGREEMENT.

24.4 BRAD and Buyer confirm to each other they have each obtained the required authorizations and fulfilled any conditions applicable to enable each of them to enter into this Agreement.

In witness whereof this Agreement was signed on the date written hereof:

For and on behalf of                          For an on behalf of

BUYER:                                        BRAD.:

Per:  ____________________                    Per:____________________

Title: ___________________                    Title:____________________

                                   APPENDIX I
                                 DHC-8 AIRCRAFT
                          ECONOMIC ADJUSTMENT FORMULA





                         [CONFIDENTIAL PORTION DELETED]

                                  APPENDIX II

                               DELIVERY SCHEDULE

         First Aircraft                       February              1996
         Second Aircraft                      March                 1996
         Third Aircraft                       March                 1996
         Fourth Aircraft                      April                 1996
         Fifth Aircraft                       April                 1996
         Sixth Aircraft                       May                   1996
         Seventh Aircraft                     May                   1996
         Eighth Aircraft                      June                  1996
         Ninth Aircraft                       June                  1996
         Tenth Aircraft                       July                  1996
         Eleventh Aircraft                    August                1996
         Twelfth Aircraft                     August                1996
         Thirteenth Aircraft                  September             1996
         Fourteenth Aircraft                  September             1996
         Fifteenth Aircraft                   October               1996
         Sixteenth Aircraft                   October               1996
         Seventeenth Aircraft                 November              1996
         Eighteenth Aircraft                  November              1996
         Nineteenth Aircraft                  December              1996
         Twentieth Aircraft                   December              1996
         Twenty-First Aircraft                January               1997
         Twenty-Second Aircraft               January               1997
         Twenty-Third Aircraft                February              1997
         Twenty-Fourth Aircraft               February              1997
         Twenty-Fifth Aircraft                March                 1997

                                  APPENDIX III

                                 SPECIFICATION


                                   DHC-8-100:
                              DETAIL SPECIFICATION

                             NUMBER DS8-200 ISSUE 2

                                  AUGUST 1994

                  APPENDIX IV BUYER SELECTED OPTIONAL FEATURES



Number                Descrption                                        Price in Feb. 1, 1995 U.S. Dollars
- ------                -----------                                        ----------------------------------
803SO00073            Dash 8 Series 200 (Model 202)                      [CONFIDENTIAL PORTIONS DELETED]

825CH01152            Interior Configuration - United Express (Mesa)

811CH00029            Exterior Paint Scheme United Express (Mesa)

821CH00029            Ground Air Conditioning RH Side

823CH00032            Selcal System (Frederickson Jetcal 5 Compatible
                      with VHF Comm

823SO08041            VHF Comm Dual-Collins Proline II (VHF 22)

824CH82066            Batteries On line with Ground Power

824SO08070-1          Two 40 Amp\hour SAFT NICAD Batteries ILO Standard

825CH01077            ELT (Pointer C-4000) Post Mod 8\2100

834CH00098            Audible Altitude Alert

834CH00375            Dual Collins Mode S & TCAS II

834CH00379            Replacement of EFIS with Electro-Mechanical
                      Instruments

834SO08042-1          VHF Nav. Dual Collins Proline II (VIR 32)

834SO08043-1          ADF Single Collins Proline II (ADF 60)

834SO08045            DME No. 1 Collins Proline II (DME 42)

834SO08048-1          DME No. 2 Collins Proline II (DME 42)

835CH00011            Automatic Drop Down Oxygen

825S001076-1          Equipment\Furnishings SU for Galley Series 200

825CH02001            Additional SU

TOTAL

                  APPENDIX V ESTIMATED AIRCRAFT DELIVERY PRICE

         Aircraft                                                 Purchase Aircraft Price
         --------                                                 -----------------------
         First Aircraft                                       [CONFIDENTIAL PORTIONS DELETED]
         Second Aircraft
         Third Aircraft
         Fourth Aircraft
         Fifth Aircraft
         Sixth Aircraft
         Seventh Aircraft
         Eighth Aircraft
         Ninth Aircraft
         Tenth Aircraft
         Eleventh Aircraft
         Twelfth Aircraft
         Thirteenth Aircraft
         Fourteenth Aircraft
         Fifteenth Aircraft
         Sixteenth Aircraft
         Seventeenth Aircraft
         Eighteenth Aircraft
         Nineteenth Aircraft
         Twentieth Aircraft
         Twenty-First Aircraft
         Twenty-Second Aircraft
         Twenty-Third Aircraft
         Twenty-Fourth Aircraft
         Twenty-Fifth Aircraft

                                                                       EXHIBIT I

                           CERTIFICATE OF ACCEPTANCE

The undersigned hereby acknowledges on behalf of Buyer acceptance of the Aircraft bearing manufacturer's serial number fitted with two (2) Pratt & Whitney of Canada, Ltd. PWC-120/123/ engines bearing serial number and as being in accordance with the terms and conditions of this Agreement signed on the
day of     , 19   between Bombardier Regional Aircraft Division and Buyer.

         Place:                            Date:
               -------------------------        ------------------------------
         SIGNED FOR AND ON BEHALF OF

         [BUYER'S NAME]                    WITNESSED

         Per:                              Per:
               -------------------------        ------------------------------
         Title:                            Title:
               -------------------------        ------------------------------

                                                                      EXHIBIT II

                                  BILL OF SALE

1. FOR VALUABLE CONSIDERATIONS, DE HAVILLAND INC., OWNER OF THE FULL LEGAL AND BENEFICIAL TITLE OF THE AIRCRAFT DESCRIBED AS FOLLOWS:

         ONE DE HAVILLAND DHC-8-200 AIRCRAFT BEARING:

         MANUFACTURER'S SERIAL NO.:  WITH:

         PWC-/120/123/ ENGINES SERIAL NOS.:  AND

         AUXILIARY POWER UNIT NO.:

         DOES THIS DAY OF      19   HEREBY SELL, GRANT, TRANSFER AND DELIVER ALL
         RIGHTS, TITLE AND INTEREST IN AND TO SUCH AIRCRAFT UNTO:
         [BUYER's NAME].

         BY VIRTUE OF THE EXECUTION OF THIS BILL OF SALE, DE HAVILLAND INC. HEREBY DIVESTS ITSELF OF ALL ITS RIGHTS, INTERESTS AND/OR LIEN OF ANY KIND IN THE AIRCRAFT, IN FAVOUR OF BUYER.

         BUYER:

         PLACE:                                   TIME:
                -----------------------------          -------------------------

         For and on behalf of

         DE HAVILLAND INC.:

         Per:
             --------------------------------
         Title:
               ------------------------------

                                  EXHIBIT III



                       CERTIFICATE OF RECEIPT OF AIRCRAFT

         THE UNDERSIGNED HEREBY ACKNOWLEDGES TO HAVE RECEIVED FROM BOMBARDIER REGIONAL AIRCRAFT DIVISION, AT THE DOWNSVIEW AIRPORT, ADJACENT TO BRAD'S PLANT
IN THE CITY OF DOWNSVIEW, PROVINCE OF ONTARIO, CANADA, ON THE    DAY OF    , AT
THE HOUR OF   O'CLOCK, ONE (1) de HAVILLAND DHC-8-/100/200/300/ AIRCRAFT,
BEARING SERIAL NUMBER         , INCLUDING WITH THE AIRCRAFT TWO (2)
PWC-/120/123/ ENGINES BEARING MANUFACTURER'S SERIAL NUMBERS                  &
             AND OTHER MAJOR REPLACEABLE ACCESSORIES ATTACHED TO THE AIRCRAFT AND ENGINES.





Signed for and on behalf of
[Buyer's name]:



Per:
    -------------------------------


Title:
      -----------------------------

                                   EXHIBIT IV
                                  CHANGE ORDER
                                  (PRO FORMA)


CONTRACT CHANGE ORDER

PURCHASER:

PURCHASE AGREEMENT NO.:                               AIRCRAFT TYPE:

C.C.O. NO.:                                           DATED:

PAGES AFFECTED:                                       PAGE __ of __

REASON FOR CHANGE:




DESCRIPTION OF CHANGE:



PAGES TO BE SUBSTITUTED                               NEW/REVISED PAGES




CHANGES TO THE AFFECTED PAGES ARE AS FOLLOWS:




ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED


FOR AND ON BEHALF OF:                      FOR AND ON BEHALF OF:

BRAD
    -------------------------------


Signed:                                    Signed:
       ----------------------------               ---------------------------

Date:                                      Date:
       ----------------------------               ---------------------------

March 24, 1995
Our Ref: B95-7701-MJR-002

Attention:  Mr. Larry Risley
            Chairman,
            Mesa Airlines, Inc.
            2325 East 30th
            Farmington, New Mexico
            U.S.A. 87401.

Gentlemen,

RE:  LETTER AGREEMENT NO. B95-7701-MJR-002
     (RE: OPTION AIRCRAFT)

In consideration of your agreement to purchase 25 DHC-8 Series 200 aircraft (the "Firm Aircraft") under Purchase Agreement No. B-95-7701-PA-299 (the "Agreement"), Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD"), is pleased to offer to Mesa Airlines, Inc.("Buyer") the option to purchase Twenty Five (25) DHC-8 Series 200 aircraft (the "Option Aircraft") on the following terms and conditions.

1.1      The Option Aircraft will be as described in Article 2 of the Agreement.

1.2      The Option Aircraft shall be in two (2) blocks, the first of thirteen
         (13) (the "First Option Aircraft Block") and the second of twelve (12) (the "Second Option Aircraft Block") respectively.

1.3 BRAD will deliver the Option Aircraft to Buyer during the following months:

         FIRST OPTION BLOCK                           DELIVERY DATES

         First Option Aircraft                 [CONFIDENTIAL PORTIONS DELETED]
         Second Option Aircraft
         Third Option Aircraft
         Fourth Option Aircraft
         Fifth Option Aircraft
         Sixth Option Aircraft
         Seventh Option Aircraft
         Eighth Option Aircraft
         Ninth Option Aircraft
         Tenth Option Aircraft
         Eleventh Option Aircraft
         Twelfth Option Aircraft
         Thirteenth Option Aircraft


         SECOND OPTION BLOCK                          DELIVERY DATE

         Fourteenth Option Aircraft           [CONFIDENTIAL PORTIONS DELETED]
         Fifteenth Option Aircraft
         Sixteenth Option Aircraft
         Seventeenth Option Aircraft
         Eighteenth Option Aircraft
         Nineteenth Option Aircraft
         Twentieth Option Aircraft
         Twenty-First Option Aircraft
         Twenty-Second Option Aircraft
         Twenty-Third Option Aircraft
         Twenty-Fourth Option Aircraft
         Twenty-Fifth Option Aircraft

1.4.1    The base price [CONFIDENTIAL PORTION DELETED].

1.4.2. The price of Buyer selected optional features as described at Appendix IV of the Agreement is [CONFIDENTIAL PORTION DELETED]..

1.4.3. These base prices are subject to escalation in accordance with the Economic Adjustment Formula set out in Appendix I of the Agreement.

         For Buyer's information, the estimated delivery prices of the Option Aircraft are set forth below:

         FIRST OPTION BLOCK                      ESTIMATED DELIVERY PRICE

         First Option Aircraft               [CONFIDENTIAL PORTIONS DELETED].
         Second Option Aircraft
         Third Option Aircraft
         Fourth Option Aircraft
         Fifth Option Aircraft
         Sixth Option Aircraft
         Seventh Option Aircraft
         Eighth Option Aircraft
         Ninth Option Aircraft
         Tenth Option Aircraft
         Eleventh Option Aircraft
         Twelfth Option Aircraft
         Thirteenth Option Aircraft

         SECOND OPTION BLOCK                     ESTIMATED DELIVERY PRICE

         Fourteenth Option Aircraft          [CONFIDENTIAL PORTIONS DELETED].
         Fifteenth Option Aircraft
         Sixteenth Option Aircraft
         Seventeenth Option Aircraft
         Eighteenth Option Aircraft
         Nineteenth Option Aircraft
         Twentieth Option Aircraft
         Twenty-First Option Aircraft
         Twenty-Second Option Aircraft
         Twenty-Third Option Aircraft
         Twenty-Fourth Option Aircraft
         Twenty-Fifth Option Aircraft

1.5      The above prices exclude [CONFIDENTIAL PORTION DELETED].

1.6 As consideration for this option, Buyer will pay to BRAD, upon exercise of each Option Aircraft Block , the non-refundable sum of [CONFIDENTIAL PORTION DELETED]., such non-refundable sum to be treated as a deposit against [CONFIDENTIAL PORTION DELETED].

1.7      All dollar amounts in this Letter Agreement are in U.S. dollars.

1.8 To exercise its option to purchase the First Option block, Buyer shall notify BRAD in writing on or before the first day of the fifteenth
         (15th) month prior to the month of scheduled delivery of the First Option Aircraft. To exercise its option to purchase the Second Block of Option Aircraft, Buyer shall also notify BRAD in writing on or before the first day of the fifteenth (15th) month prior to the delivery of the Fourteenth Option Aircraft.

1.9 Buyer and BRAD will negotiate a definitive agreement for the purchase of each Option Aircraft block within thirty (30) days of notice of exercise of the respective Option Aircraft block. The definitive agreements for the Option Aircraft will be based on the terms of the Agreement, excluding the provisions of any letter agreements forming part of the Agreement, and will include additional provisions to be mutually agreed upon. If the definitive agreements are not signed by the end of the thirty (30) day period either party may, within ten (10) days of the end of such period, cancel the option for such Option Aircraft by written notice. Upon execution of such definitive agreements, the Option Aircraft so exercised shall become firm and the terms of payment per letter agreement B95-7701-MJR-004 shall become applicable to such Aircraft.

1.10 If Buyer fails to take delivery of and pay for any Firm Aircraft, BRAD may cancel this option and terminate any unperformed definitive agreements for the purchase of the Option Aircraft.

         If Buyer fails to exercise its option to purchase the First Option Aircraft Block , then the option to purchase the Second Optiona Aircraft Block is cancelled.

1.11 If Buyer does not exercise either option, if an option is canceled, or if BRAD terminates a definitive agreement under 1.9 or 1.10 above, BRAD will retain all payments received for both blocks of Option Aircraft.

1.12 The options in this Letter Agreement are not assignable to third parties without the written consent of BRAD.


Yours truly,

BOMBARDIER INC.

- -------------------------
Paul H. Francoeur,
Vice-President, Contracts

ACCEPTED AND AGREED TO
this       day of March, 1995

Mesa Airlines, Inc.

By:
   ----------------------
Title:
      -------------------

Mesa Airlines, Inc.,
2325 East 30th,
Farmington, New Mexico.
U.S.A. 87401

Attention: Mr. Larry Risley, Chairman

Gentlemen,

RE: LETTER AGREEMENT NO. B95-7701-MJR-014
    (RE: TRADE-IN OF DASH-8 SERIES 100 AIRCRAFT)

Reference is made to Purchase Agreement No. B95-7701-PA-299 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. ("Buyer") for the sale of twenty-five
(25) DHC-8 Series 200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

SERIES 100 TRADE IN AIRCRAFT

Quantity and Price

- -BRAD will take in  [CONFIDENTIAL PORTION DELETED].



Other Conditions

[CONFIDENTIAL PORTION DELETED]

Payment and Delivery Schedule

[CONFIDENTIAL PORTION DELETED]. It is currently envisaged that these aircraft are to be available in March 1995.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly

Bombardier Regional Aircraft Division


- -------------------------------------
Paul H. Francoeur
Vice-President, Contracts

ACCEPTED AND AGREED TO:
this        day of March, 1995

Mesa Airlines, Inc.

By:
   ----------------------------------

Title:
      -------------------------------

March 24, 1995

Mesa Airlines, Inc.,
2325 East 30th,
Farmington, New Mexico.
U.S.A. 87401

Attention: Mr. Larry Risley, Chairman

Gentlemen,

RE: LETTER AGREEMENT NO. B95-7701-MJR-015
    (RE: TRADE-IN OF DASH-8 SERIES 300 AIRCRAFT)

Reference is made to Purchase Agreement No. B95-7701-PA-299 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. ("Buyer") for the sale of twenty-five
(25) DHC-8 Series 200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

SERIES 300 TRADE-IN AIRCRAFT

Quantity and Price

BRAD will take in [CONFIDENTIAL PORTION DELETED].

Maintenance Reserves
[CONFIDENTIAL PORTION DELETED]

Return Conditions

It is understood that these aircraft will meet the following return standards:
[CONFIDENTIAL PORTION DELETED]

Other Conditions

The trade-in commitment is subject to BRAD receiving all other documents for the completion of BRAD's due diligence of the lease of Serial Number 279, [CONFIDENTIAL PORTION DELETED] and that such due diligence does not adversely affect BRAD.

Payment and Delivery Schedule
[CONFIDENTIAL PORTION DELETED]

On-Going Support
[CONFIDENTIAL PORTION DELETED]

Return Schedule
[CONFIDENTIAL PORTION DELETED]

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly

Bombardier Regional Aircraft Division


- -------------------------------------
Paul H. Francoeur
Vice-President, Contracts

ACCEPTED AND AGREED TO:
this ...... day of March, 1995

Mesa Airlines, Inc.

By:
       -----------------------------------
Title:
       -----------------------------------

Date: March 24, 1995
Our Ref: B95-7701-MJR-001

Mesa Airlines, Inc.
2325 East 30th
Farmington, New Mexico
U.S.A. 87401

Attention: Mr. Larry Risley, Chairman

Gentlemen:

RE:  LETTER AGREEMENT NO.  B95-7701-MJR-001
     (RE: FUTURE TRADE-IN RIGHTS)

Reference is made to Purchase Agreement No. B95-7701-PA-299 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Airlines, Inc. (Mesa) for the sale of Twenty-Five
(25) DHC-8- 200 aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meanings as in the Agreement.

Future Trade-in Rights

Buyer will be entitled to trade-in any of its Aircraft against the acquisition of any of BRAD's current products, including the de Havilland Dash-8 will be entitled to trade-in any of its Aircraft against the acquisition of any of BRAD's current products, including the de Havilland Dash-8 Series 400 aircraft or Canadair CRJX aircraft, if either or both of such programs proceed. The trade-in of Aircraft and the acquisition of any of BRAD's products shall be subject to mutual agreement on terms and conditions prevailing at the time of trade-in.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

Bombardier Regional Aircraft Division


- -------------------------------
Paul H. Francoeur,
Vice-President, Contracts

ACCEPTED AND AGREED TO:

this ...... day of March, 1995

Mesa Airlines, Inc.


By:
       -----------------------------------


Title:
       -----------------------------------